   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 7, 1998.

                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                            ATRIA COMMUNITIES, INC.
              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

                                ---------------

       DELAWARE                  8361                  61-1303738
   (STATE OR OTHER        (PRIMARY STANDARD         (I.R.S. EMPLOYER
   JURISDICTION OF            INDUSTRIAL          IDENTIFICATION NO.)
   INCORPORATION OR      CLASSIFICATION CODE
    ORGANIZATION)              NUMBER)

                       515 WEST MARKET STREET, SUITE 200
                          LOUISVILLE, KENTUCKY 40202
                                (502) 596-7540
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                               AUDRA J. ECKERLE
                                GENERAL COUNSEL
                            ATRIA COMMUNITIES, INC.
                       515 WEST MARKET STREET, SUITE 200
                          LOUISVILLE, KENTUCKY 40202
                                (502) 596-7540
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPY TO:

                                IVAN M. DIAMOND
                        GREENEBAUM DOLL & MCDONALD PLLC
                           3300 NATIONAL CITY TOWER
                             LOUISVILLE, KY 40202

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THESE SECURITIES TO THE
PUBLIC: From time to time after this registration statement becomes effective.

  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-43213

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

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
                                                                      PROPOSED
                                                       PROPOSED       MAXIMUM
                                         AMOUNT        MAXIMUM       AGGREGATE      AMOUNT OF
 TOTAL OF EACH CLASS OF SECURITIES       TO BE      OFFERING PRICE    OFFERING     REGISTRATION
         TO BE REGISTERED              REGISTERED    PER UNIT(1)      PRICE(1)         FEE
-----------------------------------------------------------------------------------------------
 Common stock, par value $.10 per
  share..........................        36,487        $17,625        $643,084         $200

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(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 promulgated under the Securities Act of 1933 and based upon the average high and low prices per share as reported by the Nasdaq National Market on January 5, 1998.

                                ---------------

  THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.
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

                          INCORPORATION BY REFERENCE

  This Registration Statement on Form S-3 is being filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Commission File No. 333-43213) filed by Atria Communities, Inc. (the "Company") with the Securities and Exchange Commission, as declared effective on January 5, 1996, are incorporated herein by reference.

EXHIBITS.

  The following exhibits are filed as part of this Registration Statement:

      NUMBER                          DESCRIPTION
      ------                          -----------
      5        Opinion of Greenebaum Doll & McDonald PLLC as to legality
               of the securities being registered
     23.1      Consent of Ernst & Young LLP
     23.2      Consent of Greenebaum Doll & McDonald PLLC (included in
               Exhibit 5)
     24        Power of Attorney (Incorporated by reference to the
               Company's Registration Statement on Form S-3, as amended
               (File No. 333-43213))

  (b) FINANCIAL STATEMENT SCHEDULES

  Not applicable.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, IN THE CITY OF LOUISVILLE, COMMONWEALTH OF KENTUCKY, ON JANUARY 6, 1998.

                                          Atria Communities, Inc.

                                               /s/ W. Patrick Mulloy, II
                                          By: _________________________________
                                                  W. Patrick Mulloy, II
                                               Chief Executive Officer and
                                                        President

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----


                 *                   Chairman of the Board          January 6, 1998
____________________________________
         W. Bruce Lunsford

   /s/ W. Patrick Mulloy, II         Chief Executive Officer,       January 6, 1998
____________________________________  President and Director
       W. Patrick Mulloy, II

                 *                   Chief Operating Officer and    January 6, 1998
____________________________________  Director
          Andy L. Schoepf

     /s/ J. Timothy Wesley           Chief Financial Officer,       January 6, 1998
____________________________________  Vice President of
         J. Timothy Wesley            Development and Secretary
                                      (Chief Financial and
                                      Accounting Officer)

                 *                   Director                       January 6, 1998
____________________________________
        Sandra Harden Austin

                 *                   Director                       January 6, 1998
____________________________________
       William C. Ballard Jr.

                 *                   Director                       January 6, 1998
____________________________________
           Peter J. Grua

                 *                   Director                       January 6, 1998
____________________________________
           Thomas T. Ladt

                 *                   Director                       January 6, 1998
____________________________________
           R. Gene Smith


     /s/ W. Patrick Mulloy
*By: __________________________
       Attorney-in-fact